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                                                                    EXHIBIT 99.8

                          PLEDGE AND SECURITY AGREEMENT


        THIS PLEDGE AND SECURITY AGREEMENT ("Pledge Agreement") is made as of January 29, 2003, by and between HANDSPRING, INC., a Delaware corporation ("Handspring") and between M-F DOWNTOWN SUNNYVALE, LLC, a Delaware limited liability company ("M-F Downtown").

                                    RECITALS

        A. M-F Downtown owns certain real property located in Sunnyvale, Santa Clara County, California, commonly known as 100 Mathilda Place and more particularly described on Exhibit A hereto (the "Building 3 Parcel") and a multi-story office building ("Building 3") situated therein.

        B. M-F Downtown also owns certain real property located in Sunnyvale, Santa Clara County, California, commonly known as 150 Mathilda Place and more particularly described on Exhibit B hereto (the "Building 2 Parcel" and, together with the Building 3 Parcel, the "Property") and a multi-story office building ("Building 2" and, together with Building 3, the "Buildings") situated therein.

        C. On or about February 14, 2001, M-F Downtown, as landlord, and Handspring, as tenant entered into that certain Lease Agreement (Building 3) (as the same has been amended by the parties prior to the date hereof, the "Building 3 Lease"), whereby M-F Downtown agreed to lease to Handspring, and Handspring agreed to lease from M-F Downtown, all of the Rentable Area within Building 3 other than the Excluded Space (as the terms "Rentable Area" and "Excluded Space" are defined in the Building 3 Lease) and certain associated parking and other rights. As security for the performance of its obligations under the Building 3 Lease, Handspring caused Wells Fargo Bank to issue to M-F Downtown an unconditional, irrevocable, transferable letter of credit (the "Building 3 Security Deposit Letter of Credit") in the amount of Fourteen Million Three Hundred Thirty-Five Thousand Dollars ($14,335,000).

        D. In connection with the Building 3 Lease, M-F Downtown and Handspring entered into that certain Work Letter (Building 3) (as the same has been amended by the parties prior to the date hereof, the "Building 3 Work Letter") governing the completion of construction of Building 3 by M-F Downtown and Handspring and the construction of certain tenant improvements therein by Handspring. As security for the performance of its obligations under the Building 3 Work Letter, Handspring caused Wells Fargo Bank to issue to M-F Downtown an unconditional, irrevocable, transferable letter of credit (the "Building 3 TI Letter of Credit") in the amount of Fourteen Million Two Hundred Thousand Dollars ($14,200,000).

        E. On or about February 14, 2001, M-F Downtown, as landlord, and Handspring, as tenant entered into that certain Lease Agreement (Building 2) (as the same has been amended by the parties prior to the date hereof, the "Building 2 Lease"), whereby M-F Downtown agreed to lease to Handspring, and Handspring agreed to lease from M-F Downtown, all of the Rentable Area within Building 2 (as the term "Rentable Area" is defined in the Building 2 Lease) and certain associated parking and other rights. As security for the performance of its obligations


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under the Building 2 Lease, Handspring caused Wells Fargo Bank to issue to M-F
Downtown an unconditional, irrevocable, transferable letter of credit (the "Building 2 Security Deposit Letter of Credit") in the amount of Nine Million Five Hundred Fifty-Seven Thousand Dollars ($9,557,000).

        F. In connection with the Building 2 Lease, M-F Downtown and Handspring entered into that certain Work Letter (Building 2) (as the same has been amended by the parties prior to the date hereof, the "Building 2 Work Letter") governing the completion of construction of Building 2 by M-F Downtown and Handspring and the construction of certain tenant improvements therein by Handspring. As security for the performance of its obligations under the Building 2 Work Letter, Handspring caused Wells Fargo Bank to issue to M-F Downtown an unconditional, irrevocable, transferable letter of credit (the "Building 2 TI Letter of Credit") in the amount of Nine Million Two Hundred Eighty-Four Thousand Dollars ($9,284,000).

        G. As contemplated by the Building 2 Lease and the Building 3 Lease (collectively, the "Leases") and by the Building 2 Work Letter and the Building 3 Work Letter (collectively, the "Work Letters"), Bank of America, N.A., as administrative agent for M-F Downtown's construction lenders (collectively, the "Construction Lenders") (Bank of America, N.A., acting in such capacity being referred to herein as ("Bank of America"), has become the beneficiary under the Building 2 Security Deposit Letter of Credit and the Building 3 Security Deposit Letter of Credit (collectively, the "Security Deposit Letters of Credit") and under the Building 2 TI Letter of Credit and the Building 3 TI Letter of Credit (collectively, the "TI Letters of Credit" and, together with the Security Deposit Letters of Credit, the "Letters of Credit"). Neither the Building 2 Security Deposit Letter of Credit nor the Building 3 Security Deposit Letter of Credit has been drawn upon by M-F Downtown or Bank of America. In accordance with the terms of the Building 2 Work Letter, the principal amount of the Building 2 TI Letter of Credit has been reduced to Six Million Seven Hundred Twenty Thousand Eight Hundred Fifty-Eight and 80/100 Dollars ($6,720,858.80), and in accordance with the terms of the Building 3 Work Letter, the principal amount of the Building 3 TI Letter of Credit has been reduced to Ten Million Three Hundred Twenty-Eight Thousand One Hundred Twenty-Four and 23/100 Dollars ($10,328,124.23); neither of the TI Letters of Credit have been drawn upon by M-F Downtown or Bank of America.

        H. Handspring has caused Handspring Facility Company, LLC, a Delaware limited liability company ("HFC"), to be formed. Handspring is the sole member of HFC and holds all of the authorized membership units in HFC.

        I. In light of the current business cycle and the local market for commercial real estate leasing and sub-leasing, Handspring has requested that M-F Downtown provide Handspring with significant economic relief under the terms of the Buildings 2 Lease and the Building 3 Lease (collectively, the "Leases"). On careful analysis, Handspring has concluded that if the parties can agree on terms for modifying the Leases, Handspring will benefit both as to the immediately quantifiable economic relief bargained for and as to the opportunity afforded Handspring to thereby continue its business.

        J. In light of the current business cycle and the local market for commercial real estate leases and sub-leasing, M-F Downtown is willing to enter into a material restructuring of


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the Leases, but only if the transaction is economically balanced, fair in fact and on arms' length terms.

        K. The parties have agreed to co-operate in the form of a unified transaction involving the restructuring of the Leases in a manner which includes the sale of Building 3 by M-F Downtown in order to provide Handspring with the requested economic relief, to minimize financial loss to the parties, and to adopt a single, integrated structure that will enable Handspring to perform its modified obligations to M-F Downtown, while minimizing the risk to M-F Downtown should Handspring subsequently be unwilling or unable to so perform. In order to accomplish such restructuring, Handspring, HFC and Mozart have entered into a Property Purchase and Lease Modification Agreement dated as of January 16, 2003. The transactions contemplated by such agreement are collectively referred to herein as the "Transaction".

        L. M-F Downtown has relied on the statements and agreements contained herein in agreeing to consummate the Transaction. The execution and delivery of this Pledge Agreement is a condition precedent to the consummation of the Transaction by M-F Downtown.

        M. In order to induce M-F Downtown to consummate the Transaction, and as a direct material benefit to Handspring, Handspring has agreed to grant to M-F Downtown, and to create in favor of M-F Downtown, a security interest in certain property of Handspring, as hereinafter provided, as security for Handspring's payment and performance of the Obligations (defined below).

        Accordingly, the parties hereto hereby agree as follows:

        1. DEFINITIONS. In addition to all of the other capitalized terms defined herein, the following terms shall have the following respective meanings:

                (a) "Code" means the California Commercial Code, as in effect from time to time in the State of California.

                (b) "Collateral" means (i) the Pledged Interests, (ii) all Proceeds, (iii) all additional Pledged Interests, rights and/or options acquired by Handspring pursuant to Section 2(c) below, and (iv) rights of Handspring, if any, as creditor of HFC or any of its affiliates.

                (c) "Guaranty" means that certain Guaranty Agreement from Handspring to M-F Downtown of even date herewith.

                (d) "Insolvency Proceeding" means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code, as amended, or under any other bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

                (e) "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset.


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                (f) "Obligations" means all obligations and liabilities of
Handspring to M-F Downtown under the Guaranty, whether now owing or hereafter arising.

                (g) "Person" shall mean an individual, a corporation, a partnership, a limited liability company, a limited liability partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                (h) "Pledged Interests" means all of the following:

                        (i) All shares, membership and/or other direct or indirect rights, title and interests now or hereafter owned by Handspring in HFC, including without limitation (A) Handspring's capital account(s) in HFC, (B) Handspring's right to receive a return of capital, a distribution of profits, or any other distributions or payments of cash or other assets from HFC, and whether such returns, distributions or payments are on account of Handspring's interest as a member, manager or creditor of HFC or otherwise, (C) all other economic rights and interests of any nature owing to Handspring by HFC or arising from HFC on behalf or for the benefit of Handspring, (D) Handspring's voting rights in, of or with respect to HFC, and Handspring's right to participate in the management of HFC, whether pursuant to the Certificate of Formation, Operating Agreement or other organization documents of HFC (collectively, "HFC's Organizational Documents") and/or applicable law, provided that in no event shall M-F Downtown have the right or authority as a result of this Pledge Agreement to cause a Reinstatement as defined in that certain Amended and Restated Lease Agreement (Building 3) between the HFC and M-F Downtown ("Building 3 Lease"), (E) all other rights of and benefits to Handspring of any nature arising or accruing under HFC's Organization Documents, provided that in no event shall the Pledged Interests include any right to cause a Reinstatement as defined in the Building 3 Lease, (F) any and all now existing and hereafter acquired rights of Handspring to any specific property owned by HFC, and (G) all certificates or indicia of Handspring's ownership in HFC if the interests of Handspring in HFC are evidenced by a certificate or other indicia of ownership; and

                        (ii) All present and future Proceeds and products of, increases, replacements and accessions to, and rights to insurance and documents covering or received by Handspring on account of any such property.

                (i) "Proceeds" means (i) all "proceeds" (as such term is defined in Section 9102(a)(64) of the Code) with respect to the Pledged Interests, and
(ii) includes whatever is receivable or received when Collateral is sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and including, without limitation, all rights to payment, including returned premiums, with respect to any insurance relating thereto and also includes all interests, dividends and other property receivable or received on account of the Collateral or proceeds thereof, and, in any event, shall include all distributions or other income from the Pledged Interests, all collections thereon or all distributions with respect thereto.


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        2. PLEDGED COLLATERAL.

                (a) GRANT OF SECURITY INTEREST IN COLLATERAL. In order to secure the due and punctual payment and performance of the Obligations, Handspring hereby (i) pledges, mortgages, transfers, hypothecates and assigns to M-F Downtown the Collateral, and (ii) grants to M-F Downtown a first priority lien on and security interest in the Collateral, for the benefit and security of M-F Downtown and its successors and assigns.

                (b) COLLATERAL AS SECURITY ONLY. The grant of Collateral to M-F Downtown hereunder is as security only and shall not subject M-F Downtown to, or transfer or in any way affect or modify, any obligation or liability of Handspring under any of the Collateral or any transactions which gave rise thereto. Anything herein to the contrary notwithstanding: (a) Handspring shall remain liable under the contracts and agreements included in or relating to the Collateral and they shall perform all of their respective duties and obligations thereunder to the same extent as if this Pledge Agreement had not been executed; and (b) the exercise by M-F Downtown of any of the rights hereunder shall not release Handspring from any of their respective duties or obligations under such contracts and agreements.

                (c) RIGHTS OR OPTIONS. If Handspring purchases or otherwise acquires or obtains any additional rights or interest in HFC, or any rights, options, subscriptions or warrants to acquire such rights or interests, all such rights, interests, options, subscriptions or warrants shall automatically be deemed to be a part of the Collateral. If any such additional Pledged Interests are to be evidenced by a certificate, such certificate shall be promptly delivered to M-F Downtown, together with assignments related thereto, or other instruments appropriate to transfer a certificate representing any Pledged Interests, duly executed in blank. Handspring shall deliver to M-F Downtown all subscriptions, warrants, options and all such other rights, and upon the delivery to M-F Downtown, M-F Downtown shall hold such subscriptions, warrants, options and other rights as additional collateral pledged to secure the Obligations; provided, however, that if M-F Downtown determines, in its sole discretion, that the value of any such subscriptions, warrants, options or other rights shall terminate, expire or be material reduced in value by holding the same as Collateral, M-F Downtown shall have the right (but the not obligation), in its sole discretion, to sell or exercise the same, and if exercised, then the monies disbursed by M-F Downtown in connection therewith shall become part of the Obligations and all the stock, securities, evidences of indebtedness and other items so acquired shall be titled in the name of Handspring and shall become part of the Collateral.

                (d) HFC LLC AGREEMENT; LEGEND ON CERTIFICATES. Handspring shall take all actions necessary to cause the HFC Operating Agreement to provide specifically at all times that: (i) each membership interest in the LLC is a security and shall be governed by Article 8 of the California Uniform Commercial Code; (ii) each certificate of membership in the LLC shall bear a legend to the effect that the membership interest in the LLC is a security and is governed by
Article 8 of the Delaware Uniform Commercial Code; and (iii) no consent of any member, manager or other person shall be a condition to the admission as a member of the LLC of any transferee (including, without limitation, M-F Downtown) that acquires ownership of the Pledged Interests as a result of the exercise by M-F Downtown or its assignee of any remedy hereunder or under applicable law.


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        3. HANDSPRING'S REPRESENTATIONS, WARRANTIES AND COVENANTS. Handspring
represents, warrants, covenants and agrees as follows:

                (a) TITLE. Handspring has and will at all times use commercially reasonable efforts to maintain good title to all Collateral free of all security interests, liens and encumbrances. Each certificate (if any) evidencing any of the Pledged Interests is issued in the name of Handspring, has attached an appropriate instrument of transfer duly signed in blank by Handspring, and has been delivered to M-F Downtown. No options, warrants or other agreements similar agreements with respect to the Collateral have been granted or executed by Handspring. The Collateral constitutes all of the issued and outstanding membership interest in HFC.

                (b) PRESERVATION OF RIGHTS. Handspring shall at its expense protect, warrant, and defend forever its rights in the Collateral as described in Section 3(a), and the rights of M-F Downtown therein and thereto, against the claims and demands of all Persons whomsoever.

                (c) NO CONSENT. No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the exercise by M-F Downtown of the voting or other rights provided for in this Pledge Agreement or the remedies in respect of the Collateral pursuant to this Pledge Agreement; and Handspring covenants and agrees that no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person will be required for the exercise by M-F Downtown of the voting or other rights provided for in this Pledge Agreement or the remedies in respect of the Collateral pursuant to this Pledge Agreement except (i) as may be required by applicable law including without limitation the Delaware Uniform Commercial Code, (ii) any agreement to which M-F Downtown is a party, (iii) for notices to third-party creditors of Handspring, and (iv) with respect to any action that constitutes an assignment for the benefit of creditors which requires the consent of the Independent Manager of HFC. The making and performance of this Pledge Agreement are within Handspring's power and authority and have been duly authorized by all necessary action of Handspring. This Pledge Agreement is enforceable against Handspring in accordance with its terms subject to the effect of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws relating to or affecting creditors' rights generally.

                (d) PERFECTION OF LIENS. Handspring will cooperate with M-F Downtown in connection with M-F Downtown's present and future actions to protect and perfect the liens and security interests of M-F Downtown hereof upon, and the rights and interests of M-F Downtown in, the Collateral. The security interest created hereby or intended so to be represents a first priority lien on and security interest in the Collateral, and such security interest is superior and prior in right to the rights of all third Persons.

                (e) OTHER ASSURANCES. Without limiting the provisions of Section 3(d), Handspring upon request shall do, execute, acknowledge and deliver all and every such further acts, conveyances, supplemental agreements, assignments, instruments, notices of assignments, registrations, financing statements, continuation statements, transfers, assurances and other instruments, documents, writings and agreements (herein collectively called "Other Assurances") as M-F Downtown may from time to time reasonably deem necessary or advisable, for the better


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assuring, conveying, assigning, transferring, hypothecating, pledging and confirming unto M-F Downtown the Collateral and rights hereby granted, conveyed or assigned or which Handspring may be or may hereafter become bound to convey or assign to M-F Downtown, or for carrying out the intention of or facilitating the performance of the terms of this Pledge Agreement or for filing, registering or recording this Pledge Agreement or subjecting any portion of the Collateral to the lien and security interest hereof with the priority required therefor hereunder or for facilitating M-F Downtown's exercise of its rights and remedies hereunder. To the extent M-F Downtown elects to do so, M-F Downtown may do any of the acts described in this paragraph in the name of Handspring or M-F Downtown, on Handspring's behalf (but in no event shall M-F Downtown be obligated to do any such acts, nor shall M-F Downtown have any liability to HFC or any person or entity claiming by or through HFC if M-F Downtown fails to do any such acts). The power and authority hereby given and granted by Handspring to M-F Downtown shall be deemed coupled with an interest and shall not be revocable by Handspring. If any provision of any Other Assurance is inconsistent with any provision hereof, the provisions hereof shall control, except that any remedy provided, or any obligation of Handspring required, by any Other Assurance which may be greater than or in addition to the remedies provided or obligations required hereunder shall not be deemed to be an inconsistency.

                (f) NO OTHER FINANCING STATEMENTS. Without the prior written consent of M-F Downtown, Handspring will not file or authorize or permit to be filed in any jurisdiction any financing statement or like instrument covering or relating to any Collateral in which M-F Downtown is not named as the secured party.

                (g) MAINTENANCE OF RECORDS. Handspring shall keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of any and all payments received and any and all credits granted with respect to the Collateral and all other dealings with the Collateral. Upon at least five (5) business days prior written notice to Handspring and at the request of M-F Downtown (unless an Event of Default has occurred and is continuing, in which case no notice is necessary), M-F Downtown at all times shall have full and free access during normal business hours to all of the books and records and correspondence of Handspring pertaining to the Collateral, and M-F Downtown or its representatives may examine the same. Handspring shall, upon request by M-F Downtown, provide legible photocopies thereof to M-F Downtown, and Handspring agrees to render to M-F Downtown, at M-F Downtown's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. Upon the occurrence and during the continuation of any Event of Default, Handspring shall deliver to M-F Downtown or its representatives at any time upon demand of M-F Downtown one set of legible photocopies of Handspring's books and records pertaining to the Collateral. This Section 3(g) shall not be construed as entitling M-F Downtown to receive, and Handspring shall not have any obligation to disclose, any material non-public information regarding Handspring of HFC pursuant to the provisions of this Section 3(g) which M-F Downtown would be required to maintain confidential pursuant to applicable law unless M-F Downtown first enters into a commercially reasonable confidentiality agreement with Handspring with respect to such material non-public information.


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                (h) MAINTENANCE OF OFFICE. Handspring represents and warrants that it maintains an office and its address for service of process is located at 189 Bernardo Avenue, Mountain View, California. Handspring covenants and agrees that it will not change such address unless Handspring, at least thirty (30) days prior to such change, notifies M-F Downtown of such change and takes all action necessary or that M-F Downtown may reasonably request to preserve, perfect, confirm and protect (to the extent contemplated hereby) M-F Downtown's liens and security interests in the Collateral.

                (i) LIENS AND ENCUMBRANCES. Handspring shall pay all obligations, including tax claims, prior to any lien or encumbrance attaching to or on any of the Collateral as a result of its failure to pay any such obligations.

                (j) NOTICES. Handspring shall advise M-F Downtown promptly, in reasonable detail of (a) any material Lien or other encumbrance attaching to or asserted against any of the Collateral, and (b) any material change in the composition of the Collateral.

                (k) TRANSFER OF COLLATERAL. Handspring agrees that it will not sell, assign, transfer or otherwise dispose of, or mortgage, encumber, assign, pledge or grant a security interest in, any of the Collateral or any interest therein or suffer or permit any of the foregoing to occur (any of the foregoing, a "Transfer"), except as may be expressly approved by M-F Downtown in its sole discretion. Any Transfer made in violation of the foregoing provisions shall be an immediate Event of Default hereunder without notice or opportunity to cure and such Transfer shall be void and of no force or effect, and upon demand of M-F Downtown shall forthwith be canceled or satisfied by an appropriate instrument in writing.

                (l) ACTIONS BY HFC. Without the prior written consent of M-F Downtown, Handspring will not cause or allow HFC, at any time (and, without limiting the foregoing, will not vote to enable, or take any other action to permit, HFC), to:

                        (i) redeem or cancel any Pledged Interests or issue or authorize to be issued any additional Pledged Interests; or

                        (ii) enter into, or cause or permit HFC to enter into,
        (A) any transaction with a person or entity affiliated with or related to itself, except upon arms-length terms and conditions, or (B) any transaction which has the effect of limiting or extinguishing any of M-F Downtown's rights under this Pledge Agreement or the Guaranty or which is motivated by an intent to evade this Pledge Agreement or any of the other Loan Documents; or

                        (iii) permit any other party to acquire any of the right, title or interest in HFC.

                (m) DELIVERY OF PROCEEDS. After the occurrence of an Event of Default, all proceeds of the Collateral received by Handspring shall be promptly delivered to M-F Downtown, in the same form as received, with the addition only of such endorsements and assignments as may be necessary to transfer title to M-F Downtown, and pending such delivery, such proceeds shall be held in trust for M-F Downtown; and such proceeds shall be applied to the obligations secured hereby in such order as M-F Downtown shall elect in its sole discretion.


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                (n) INFORMATION SUPPLIED BY HANDSPRING. All information
heretofore, herein or hereafter supplied in writing to M-F Downtown by Handspring with respect to the Collateral was, is and shall be accurate and complete in all material respects as of the date furnished.

                (o) SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All of the foregoing representations, warranties, covenants and other agreements shall survive the execution and delivery of this Pledge Agreement until all of the Obligations have been indefeasibly paid in full or otherwise satisfied.

        4. PARTICULAR PROVISIONS RESPECTING COLLATERAL

                (a) DELIVERY OF COLLATERAL. Upon execution of this Pledge Agreement, Handspring shall deliver the Collateral (to the extent that it is certificated) to M-F Downtown. All Collateral in which Handspring may acquire rights shall be immediately delivered to M-F Downtown (to the extent such Collateral is capable of possession). If the Pledged Interests are certificated, until all of the Obligations have been indefeasibly paid in full or otherwise satisfied, Handspring shall not attempt or contract to remove the Pledged Interests from the possession of M-F Downtown. In addition, Handspring agrees to sign and deliver to M-F Downtown any documents or instruments that M-F Downtown requests in order to have the pledge of the Pledged Interests registered on the records of the issuer of the Pledged Interests.

                (b) RIGHTS OF HANDSPRING TO COLLATERAL.

                        (i) Provided no Event of Default shall have occurred and be continuing, Handspring shall be entitled, from time to time, to collect and receive all distributions and other payments of any type or nature made upon or with respect to the Collateral (collectively, the "Collateral Payments").

                        (ii) Provided no Event of Default shall have occurred and be continuing, Handspring shall have the right, and, after the occurrence and during the continuation of an Event of Default, M-F Downtown shall have the right, from time to time, to (i) exercise any and all voting power with respect to the Collateral, and (ii) give all consents, ratifications, approvals and waivers with respect to the Collateral and to exercise any options or rights with respect thereto, provided, however, that no vote shall be cast, or right exercised, or other action taken or consent given which, in M-F Downtown's judgment, would directly or indirectly, impair the Collateral or which would be inconsistent with or result in a default under this Pledge Agreement or the Guaranty, or any of the Organizational Documents of HFC. Upon the occurrence of an Event of Default, the aforesaid rights shall immediately vest in M-F Downtown, provided that in no event shall M-F Downtown have any right to cause a Reinstatement as defined in the Building 3 Lease.

                (c) POWER OF ATTORNEY.

                        (i) Subject to the provisions of Section 4(c)(ii), Handspring hereby irrevocably constitutes and appoints M-F Downtown and any officer of M-F Downtown and any agent designated by such officer, with full power of substitution, as their true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Handspring and in the name of Handspring, or in its own name, from time to time in M-F Downtown's discretion, for the purpose of carrying out the terms of this Pledge Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Pledge Agreement and, without limiting the generality of the foregoing, hereby gives M-F Downtown the power and right, on behalf of Handspring, without notice to or assent by Handspring to do the following after the occurrence of an Event of
        Default:

                                (A) to cause all or any of the Pledged Interests
                to be transferred into the name of M-F Downtown or its nominees;

                                (B) to ask, demand, collect, receive and give
                acquittance and receipts for any and all moneys due and to become due under any Collateral and, in the name of Handspring, or its own name or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by M-F Downtown for the purpose of collecting any and all such moneys due under or in connection with any Collateral whenever payable and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by M-F Downtown for the purpose of collecting any and all such moneys due under any Collateral whenever payable;

                                (C) to pay or discharge taxes, liens, security
                interests or other encumbrances levied or placed on or threatened against the Collateral;

                                (D) (I) to direct any party liable for any
                payment under any of the Collateral to make payment of any and all moneys due, and to become due thereunder, directly to M-F Downtown or as M-F Downtown shall direct; (II) to receive payment of and receipt for any and all moneys, claims and other amounts due, and to become due at any time, in respect of or arising out of any Collateral; (III) to sign and endorse any assignments, verifications and notices in connection with documents constituting or relating to the Collateral; (IV) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (V) to defend any suit, action or proceeding brought against Handspring with respect to any Collateral; (VI) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as M-F Downtown may deem reasonably appropriate; and (VII) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though M-F Downtown were the absolute owner thereof for all purposes, and to do, at M-F Downtown's option and Handspring's expense, at any time, or from time to time, all acts and things which M-F

                Downtown reasonably deems necessary to protect, preserve or realize upon the Collateral and M-F Downtown's Lien therein, in order to effect the intent of this Pledge Agreement, all as fully and effectively as Handspring might do, provided that in no event shall M-F Downtown have any right to cause a Reinstatement as defined in the Building 3 Lease; and

                                (E) to receive any and all distributions paid in
                respect of the Collateral and to make application thereof to the Obligations, and M-F Downtown or its nominee may exercise any and all rights, privileges or options pertaining to the Collateral as if it were the absolute owner thereof, all without liability except to account for property actually received by it, but M-F Downtown shall have no duty to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

                                (F) to prepare, execute and file or record
                financing statements, continuation statements, applications for registration and like papers necessary to create, perfect or preserve any of M-F Downtown's security interests and rights in or to any of the Collateral.

                (ii) M-F Downtown agrees that, except after the occurrence and during the continuation of an Event of Default, it will forebear from exercising the power of attorney or any rights granted to M-F Downtown pursuant to this Section 4(c). Handspring hereby ratifies, to the fullest extent permitted by law, all that said attorneys shall lawfully do or cause to be done by virtue hereof. The power of attorney granted pursuant to this Section 4(c) is a power coupled with an interest and shall be irrevocable until the Obligations are indefeasibly paid in full or otherwise satisfied in full.

                (iii) The powers conferred on M-F Downtown hereunder are solely to protect M-F Downtown's interests in the Collateral and shall not impose any duty upon it to exercise any such powers. M-F Downtown shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees, attorneys, or agents shall be responsible to Handspring for any act or failure to act, except for its own gross negligence or wilful misconduct.

                (iv) Handspring also authorizes M-F Downtown, at any time and from time to time upon the occurrence and during the continuation of an Event of Default, to execute, in connection with the sale provided for in Section 5 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

        5. DEFAULT.

                (a) DEFAULT; EVENTS OF DEFAULT. Handspring agrees that the occurrence of the following, together with the expiration of any applicable notice and/or cure period (if any), shall constitute an "Event of Default" under this Pledge Agreement:

                        (i) If a default occurs under the Guaranty; or

                        (ii) If Handspring fails to pay any fees, costs or other amounts as and when required to be paid under this Pledge Agreement within three (3) business days after written demand by M-F Downtown; or

                        (iii) If M-F Downtown shall cease to have a first priority security interest in any of the Collateral or if Handspring violates Section 3(k) hereof; or

                        (iv) If Handspring takes any action or permits any action to be taken that is reasonably likely to, or does, materially and irreparably impair the value of the Collateral; or

                        (v) If Handspring files a petition in bankruptcy or for an arrangement, reorganization or any other form of debtor relief; or the petition is filed against Handspring or any trustee of Handspring, and the petition is not dismissed within ninety (90) days after filing; or

                        (vi) If a decree or order is entered for the appointment of a trustee, receiver or liquidator for Handspring or the property of Handspring, and such decree or order is not vacated within ninety (90) days after the date of entry; or

                        (vii) If Handspring commences any proceeding for dissolution or liquidation; or any such proceeding is commenced against Handspring and the proceeding is not dismissed within ninety (90) days after the date of commencement; or

                        (viii) If Handspring makes an assignment for the benefit of its creditors, or admits in writing its inability to pay its debts generally as they become due; or

                        (ix) If there is an attachment, execution or other judicial seizure of any property of Handspring and such seizure is not discharged within ten (10) days; or

                        (x) If a judgment or other claim becomes a lien or encumbrance upon any material portion of Handspring's properties or assets; or

                        (xi) If any representation or disclosure made in writing to M-F Downtown by Handspring in connection with the Transaction proves to be materially false or misleading when made; or

                        (xii) Except with respect to (i) the payment of money and (ii) the other matters hereinbefore and hereinafter specified in this Section 5(a), if Handspring shall default in the observance or performance of any covenant or agreement contained in this Pledge Agreement for thirty (30) days after the giving by M-F Downtown to Handspring of written notice thereof (or, with respect to a default which, in the judgment of M-F Downtown, shall be of such a nature that it cannot be cured or remedied within thirty (30) day period, if Handspring shall not (x) promptly commence to cure within such thirty
        (30) day period and thereafter exercise due diligence and continuous good faith effort to remedy the same or (y) cure such failure within sixty (60) days after the giving by M-F Downtown to Handspring of written notice thereof), or failure for such lesser time period as may be specified elsewhere in this Pledge Agreement.

                (b) REMEDIES GENERALLY. Following the occurrence and during the continuation of an Event of Default, M-F Downtown may, in addition to all other rights and remedies granted to it herein, exercise all the rights and remedies of a secured party under the Code and, in addition, M-F Downtown may, without being required to give any notice, except as hereinafter provided or as may be required by mandatory provisions of law, apply any cash (constituting part of the Collateral), if any, then held by it, and/or sell the Collateral, or any part thereof, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery, and at such price or prices as M-F Downtown may deem satisfactory. M-F Downtown may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale) and thereafter hold the same, absolutely, free from any right or claim of Handspring whatsoever. To the fullest extent permitted by law, Handspring hereby specifically waives all rights of stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter in force. M-F Downtown shall give Handspring at least five (5) days prior written notice of its intention to make any such public or private sale or sale at a broker's board or on a securities exchange. Such notice, in case of a public sale, shall state the time and place fixed for such sale, and, in case of sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on or after which the Collateral or the portion thereof so being sold will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as M-F Downtown may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as M-F Downtown may determine. M-F Downtown shall not be obligated to make any such sale pursuant to any such notice. M-F Downtown may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by M-F Downtown until the selling price is paid by the purchaser thereof, but M-F Downtown shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. M-F Downtown, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the security interests herein granted and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

                Handspring recognizes that M-F Downtown may be unable to effect a sale to the public of all or part of the Collateral by reason of certain prohibitions or restrictions in federal or state securities laws and regulations (herein collectively called the "Securities Laws"), or the provisions of other federal and state laws, regulations or rulings, but may be compelled to resort to one or more sales to a restricted group of purchasers who will be required to agree to, among other things, acquire the Collateral for their own account, for investment and not with a view to the further distribution or resale thereof without restriction. Handspring agrees that any sale(s) so made may be at prices and other terms less favorable to Handspring than if the Collateral were sold to the public, and that M-F Downtown has no obligation to delay the sale of the Collateral for period(s) of time necessary to permit the issuer thereof to register the Collateral for sale to the public under any of the Securities Laws. Handspring agrees that negotiated sales whether for cash or credit made under the foregoing circumstances shall not be deemed for that reason not to have been made in a commercially reasonable manner. Handspring shall cooperate with M-F Downtown and shall satisfy any requirements under the Securities Laws applicable to the sale or transfer of the Collateral.

                (c) APPLICATION OF MONEYS. The proceeds of any sale, disposition or other realization upon all or any part of the Collateral (other than a retention of all or part of the Collateral in full satisfaction of the Obligations) shall be distributed by M-F Downtown in the following order of priority, to the fullest extent permitted by law, as soon as practicable:

                        First: To M-F Downtown for any unpaid fees and other
                amounts payable to M-F Downtown pursuant to Section 5(d) hereof;

                        Second: To M-F Downtown in an amount equal to the
                aggregate amount of Obligations which are then unpaid; and

                        Third: Any surplus then remaining shall be distributed
                without recourse or warranty, to Handspring.

                (d) COMPENSATION AND EXPENSES. Handspring shall pay to M-F Downtown, from time to time upon demand (a) all reasonable fees and out-of-pocket expenses of counsel for M-F Downtown, in connection with the enforcement of this Pledge Agreement and Other Assurances or the Collateral, and
(b) all other out-of-pocket costs and expenses of M-F Downtown in connection with the enforcement of this Pledge Agreement and each Other Assurance, including, without limitation, any advance made by M-F Downtown on behalf of Handspring under any Other Assurance, the sale or other disposition of Collateral pursuant to any Other Assurance and the preservation, protection or defense of M-F Downtown's rights under this Pledge Agreement and any Other Assurance and in and to the Collateral.

        6. MISCELLANEOUS

                (a) NATURE OF RELATIONSHIP. M-F Downtown and Handspring intend that the relationship between them shall be solely that of creditor and debtor. Nothing in this Pledge Agreement or the Guaranty shall be construed to create a partnership or any other relationship which would make M-F Downtown in any way responsible or liable for the debts, losses, obligations or duties of Handspring. In that regard, Handspring acknowledges and agrees that:

                (i) M-F Downtown shall not be directly or indirectly liable or responsible for any loss or injury of any kind to any Person or property arising from any act or omission of Handspring or any of Handspring's agents, independent contractors, licensees or invitees;

                (ii) M-F Downtown shall not be responsible or liable to Handspring for the validity, sufficiency or genuineness of any documents (except as to M-F Downtown's signatures thereon), or of any endorsements thereon, even if such documents should in fact prove to be in any respect invalid, insufficient, inaccurate, fraudulent or forged.

                (b) NOTICES. Any notice or other communication hereunder shall be in writing and shall be given personally, or by prepaid registered mail with return receipt requested or by commercial airfreight delivery service guaranteeing next day delivery. Notices may also effectively be given by transmittal over electronic transmitting devices such as facsimile, telex or telecopy machine if the party to whom the notice is being sent has such a device in its office, provided that a standard machine-printed confirmation of the electronic transmission is provided and also provided that a complete copy of any notice so transmitted shall also be mailed in the same manner as required for a mailed notice. Notices which are mailed or forwarded by commercial airfreight delivery service shall be addressed as follows:

                If to M-F Downtown:
                ------------------

                      M-F Downtown Sunnyvale, LLC
                      c/o Mozart Development Company
                      1068 East Meadow Circle
                      Palo Alto, CA  94303
                      Attention:  Mr. John Mozart and
                                  Mr. James Freitas
                      Facsimile No.:  (650) 493-9050

                      With a copy to:
                      --------------

                      Ellman, Burke, Hoffman & Johnson
                      One Ecker Street, Suite 200
                      San Francisco, California  94105
                      Attention:  Mr. Jeffrey W. Johnson and
                                  Mr. Thomas M. Sherwood
                      Facsimile No.:  (415) 495-7587

                If to Handspring:
                ----------------

                      Handspring, Inc.
                      189 Bernardo Avenue
                      Mountain View, CA  94043-5203
                      Attention:  Mr. David Pine
                      Facsimile No.: (650) 230-5477

                      With a copy to:
                      --------------

                      Coblentz, Patch, Duffy & Bass, LLP
                      222 Kearny Street, 7th Floor
                      San Francisco, California  94108
                      Attention:  Richard R. Patch
                      Facsimile No.:  (415) 989-1663

                (c) THIRD PARTIES. No provision of this Pledge Agreement is intended or shall be construed to be for the benefit of any third party.

                (d) SINGULAR AND PLURAL. Whenever in this Pledge Agreement the context so requires, the neuter gender shall include the masculine and the feminine, the singular number shall include the plural, and the plural shall include the singular, and vice versa as the context may require.

                (e) CAPTIONS. All section or paragraph division, numbering, and captions are for convenience of reference only, and shall not affect the interpretation or construction of this Pledge Agreement or of any term, condition, or provision hereof.

                (f) MODIFICATIONS. No modification or amendment of this Pledge Agreement shall be effective unless set forth in writing and signed by M-F Downtown and Handspring.

                (g) COUNTERPARTS. This Pledge Agreement may be executed in one or more counterparts, all of which together shall constitute one and the same original.

                (h) SEVERABILITY. If any term or provision of this Pledge Agreement is illegal or invalid for any reason, such illegality or invalidity shall not affect the enforceability of the remaining provisions of this Pledge Agreement.

                (i) GOVERNING LAW. This Pledge Agreement shall be governed by the laws of the State of California.

                (j) TIME. Time is of the essence in connection with all obligations of Handspring herein.

                (k) HEIRS, SUCCESSORS AND ASSIGNS; JOINT AND SEVERAL LIABILITY. Except as otherwise expressly provided under the terms and conditions of this Pledge Agreement, the terms hereof shall bind and inure to the benefit of the parties hereto and their respective heirs, devisees, legatees, administrators, executors, successors and assigns. Each person executing this Pledge Agreement as Handspring shall be jointly and severally liable for all obligations of Handspring hereunder.

                (l) M-F DOWNTOWN'S CONSENT. Wherever in this Pledge Agreement there is a requirement for M-F Downtown's consent, documents to be provided and/or an action taken to M-F Downtown's satisfaction, M-F Downtown may exercise its consent, right or judgment in its sole discretion unless such provision expressly provides to the contrary.

                (m) COLLECTION EXPENSES. Handspring shall reimburse M-F Downtown on demand for all reasonable legal fees an other costs and expenses incurred in collecting or enforcing this Pledge Agreement and the Guaranty, and protecting or realizing on any collateral. Such fees, costs and expenses shall include those incurred with or without suit and in any appeal, any proceedings under any present or future federal bankruptcy act or state receivership, and any post-judgment collection proceedings.

                (n) REINSTATEMENT. This Pledge Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Handspring or HFC for liquidation or reorganization should Handspring or HFC become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Handspring's or a Pledged Entity's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a "voidable preference", "fraudulent conveyance", or otherwise all as though such payment or performance had not been made. In the event that any payment, or any part thereof is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned

        7. JURISDICTION. To the greatest extent permitted by law, Handspring hereby waives any and all rights to require marshalling of assets by M-F Downtown. With respect to any suit, action or proceedings relating to this Pledge Agreement (each, a "Proceeding"), Handspring irrevocably (a) submits to the non-exclusive jurisdiction of the State and Federal courts having jurisdiction in the County of Santa Clara and State of California, and (b) waives any objection which it may have at any time to the laying of venue of any proceeding brought in any such court, waives any claim that any proceeding has been brought in an inconvenient forum and further waives the right to object, with respect to such proceeding, that such court does not have jurisdiction over such party. Nothing in this Pledge Agreement shall preclude M-F downtown from bringing a proceeding in any other jurisdiction nor will the bringing of a proceeding in any one or more jurisdictions preclude the bringing of a proceeding in any other jurisdiction.

        8. WAIVER OF JURY TRIAL. HANDSPRING AND M-F DOWNTOWN EACH, TO THE MAXIMUM EXTENT PERMITTED BY LAW, WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY TORT ACTION, BROUGHT BY ANY PARTY HERETO WITH RESPECT TO THIS PLEDGE AGREEMENT AND THE GUARANTY OR RELATING THERETO OR ARISING FROM THE RELATIONSHIP WHICH IS THE SUBJECT OF THIS PLEDGE AGREEMENT AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. HANDSPRING AND M-F DOWNTOWN HEREBY AGREE THAT THIS PLEDGE AGREEMENT CONSTITUTES A WRITTEN CONSENT TO WAIVER OF TRIAL BY JURY PURSUANT TO THE PROVISIONS OF SECTION 631 OF THE CALIFORNIA CODE OF CIVIL PROCEDURE. HANDSPRING AND M-F DOWNTOWN HEREBY AGREE THAT THIS PLEDGE AGREEMENT CONSTITUTES A WRITTEN CONSENT TO WAIVER OF TRIAL BY JURY PURSUANT TO THE PROVISIONS OF CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 631. HANDSPRING DOES HEREBY CONSTITUTE AND APPOINT M-F DOWNTOWN ITS TRUE AND LAWFUL ATTORNEY-IN-FACT, WHICH APPOINTMENT IS COUPLED WITH AN INTEREST, AND HANDSPRING DOES HEREBY AUTHORIZE AND EMPOWER M-F DOWNTOWN, IN THE NAME, PLACE AND STEAD OF HANDSPRING, TO FILE THIS PLEDGE AGREEMENT WITH THE CLERK OR JUDGE OF ANY COURT OF COMPETENT JURISDICTION AS A STATUTORY WRITTEN CONSENT TO WAIVER OF TRIAL BY JURY.

HANDSPRING'S INITIALS: DD                    M-F DOWNTOWN'S INITIALS: JM


                         [SIGNATURES BEGIN ON NEXT PAGE]

        IN WITNESS WHEREOF, Handspring and M-F Downtown have executed this Pledge Agreement as of the date first above written.

"M-F DOWNTOWN"                                    "HANDSPRING"

M-F DOWNTOWN SUNNYVALE, LLC,                      HANDSPRING, INC.,
a Delaware limited liability company              a Delaware corporation

By:     M-D Ventures, Inc., a California
        Corporation, its Manager                  By:    /s/ Donna Dubinsky
                                                         -----------------------
                                                         -----------------------
                                                         Its CEO
                                                         -----------------------

        By:    /s/ John Mozart
               ----------------------
               John Mozart
               Its President